Exhibit 21.1
SUBSIDIARIES

STATE OF
NAME	INCORPORATION
25 East Same Day Surgery, L.L.C.	MO
Advanced Ambulatory Surgical Care, L.P. (doing business as Advanced Surgical Care)	MO
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
Alamo Heights Surgicare, L.P. (doing business as Alamo Heights Surgery Center)	TX
Alexandria Surgery Center Real Estate, LLC	LA
ALMH Surgical Center East, LLC	IL
American Endoscopy Services, LLC	TN
Arlington Orthopedic and Spine Hospital, LLC	TX
Arlington Surgicare Partners, Ltd. (doing business as Surgery Center of Arlington)	TX
Aspen Healthcare Holdings, Ltd.	UK
Aspen Healthcare, Ltd.	UK
Aspen Leasing, Ltd.	UK
Austintown Surgery Center, LLC	OH
Baptist Plaza Surgicare, L.P.	TN
Baptist Surgery Center, L.P. (doing business as Baptist Ambulatory Surgery Center)	TN
Bagley Holdings, LLC	OH
Ballenger Crow Development, LLC	DE
Baylor Surgicare at Plano, LLC	TX
Beaumont Surgical Affiliates, Ltd.	TX
Bellaire Outpatient Surgery Center, L.L.P. (doing business as Baylor Surgicare at Oakmont)	TX
Bon Secours Surgery Center at Harbour View, LLC	VA
Bon Secours Surgery Center at Virginia Beach, LLC	VA
Briarcliff Ambulatory Surgery Center, L.P. (doing business as Briarcliff Surgery Center)	MO
Cape Surgery Center, L.P.	FL
Cedar Park Surgery Center, L.L.P.	TX
Central Avenue Surgery Center, LLC	TN
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P. (doing business as Surgi-Center of Central Virginia)	VA
CHC/USP Surgery Centers, LLC	FL
Chesterfield Ambulatory Surgery Center, L.P. (doing business as Chesterfield Surgery Center)	MO
Chico Surgery Center, LP	CA
CHRISTUS Cabrini Surgery Center, L.L.C.	LA
Christus Santa Rosa Surgery Center, L.L.P.	TX
CHRISTUS Santa Rosa Imaging Centers Partnership, LLC	TX
Christus/USP General Partner, LLC	TX
Christus/USP Surgery Centers, L.P.	TX
CHW/USP Glendale GP, LLC	CA
CHW/USP Glendale Memorial Surgery Centers, L.L.C.	CA
CHW/USP Folsom GP, LLC	CA
CHW/USP Las Vegas Surgery Centers, LLC	NV
CHW/USP Oxnard GP, LLC	CA
CHW/USP Oxnard Surgery Centers, LLC	CA
CHW/USP Phoenix II, LLC	AZ
CHW/USP Redding GP, LLC	CA
CHW/USP Roseville GP, LLC	CA
CHW/USP Sacramento Surgery Centers, L.L.C.	CA
CHW/USP San Gabriel GP, L.L.C.	CA
CHW/USP San Gabriel Surgery Centers, L.L.C.	CA
CHW/USP Surgery Centers, LLC	AZ
Clarkston ASC Partners, LLC	MI
Coast Surgery Center, L.P.	CA
Corpus Christi Holdings, LLC	NV
Corpus Christi Surgicare, Ltd. (doing business as CHRISTUS Spohn — Corpus Christi Outpatient Surgery)	TX
Court Street Surgery Center, L.P. (doing business as (1) Court Street Surgery Center and (2) Redding Surgery Center)	CA
Creekwood Surgery Center, L.P.	MO
CS/USP General Partners, LLC	TX
CS/USP Surgery Centers, LP	TX
Dallas Surgical Partners, L.L.P. (doing business as (1) Baylor Surgicare (2) Texas Surgery Center and (3) Physicians Day Surgery)	TX
Day-Op Surgery Consulting Company, LLC	DE
Denton Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Denton)	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC	AZ
Desoto Surgicare Partners, Ltd. (doing business as North Texas Surgery Center)	TX
Destin Surgery Center, Ltd.	FL
Doctors Outpatient Surgicenter, Ltd.	TX
Doctors Surgery Center of Kingman, L.L.C.	AZ
East Brunswick Surgery Center, LLC	NJ
East West Surgery Center, L.P.	GA
Eastgate Building Center, L.L.C.	OH
Elmwood Park Same Day Surgery, L.L.C.	IL
ENH/USP Surgery Centers I, L.L.C.	IL
ENH/USP Surgery Centers II, L.L.C.	IL
Folsom Outpatient Surgery Center, L.P.	CA
Fort Worth Osteopathic Surgery Center, L.P.	TX
Fort Worth Osteopathic Surgery Center GP, L.L.C.	TX
Fort Worth Surgicare Partners, Ltd. (doing business as Baylor Surgical Hospital at Ft. Worth)	TX
Frisco Medical Center, L.L.P. (doing business as Baylor Medical Center at Frisco)	TX
Frontenac Ambulatory Surgery & Spine Care Center, L.P. (doing business as Frontenac Surgery & Spine Care Center)	MO
Garland Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Garland)	TX
Georgia Musculoskeletal Network, Inc.	GA
Genesis ASC Partners, LLC (doing business as Genesis Surgery Center)	MI

SUBSIDIARIES

Glendale Memorial Ambulatory Surgery Center, L.P.	CA
Global Healthcare Partners, Ltd.	UK
GP Surgery Center, LLC (doing business as Great Plains Ambulatory Surgery Center)	DE
Grapevine Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Grapevine)	TX
Greater Baton Rouge Surgical Hospital, LLC	LA
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Health Horizons of Nashville, Inc.	TN
Highgate Private Clinic, Ltd.	UK
Hinsdale Surgical Center, LLC	IL
Houston Ambulatory Surgical Associates, L.P.	TX
Huguley Surgery Center, LLP (doing business as Doctors Surgery Center at Huguley)	TX
ICNU Rockford, LLC	IL
ICNU San Antonio, LLC	TX
INTEGRIS/USP Surgery Centers, LLC	OK
INTEGRIS/USP Surgery Centers II, L.L.C.	OK
Idaho Surgery Center, LLC	ID
Irving-Coppell Surgical Hospital, L.L.P.	TX
ISS-Orlando, LLC	FL
KHS/USP Surgery Centers, LLC	NJ
KHS Ambulatory Surgery Center LLC	NJ
KSF Orthopaedic Surgery Center, L.L.P.	TX
Lake County Ambulatory Surgery Center, LLC	IL
Lake Lansing ASC Partners, LLC (doing business as Lansing Surgery Center)	MI
Lansing ASC Partners, LLC	MI
Las Cruces Surgical Center LLC	NM
Lawrenceville Surgery Center, L.L.C.	GA
Legacy/USP Surgery Centers, L.L.C.	OR
Lewisville Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Lewisville)	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Lincolnwood Ambulatory Surgery Center, L.P.	IL
Madison Ambulatory Surgery Center, LLC	MS
Manchester Ambulatory Surgery Center, LP (doing business as Manchester Surgery Center)	MO
Manitowoc Surgery Center, LLC	DE
Mary Immaculate Ambulatory Surgery Center, LLC	VA
Mason Ridge Ambulatory Surgery Center, L.P. (doing business as Mason Ridge Surgery Center)	MO
McLaren ASC of Flint, LLC (doing business as Mid-Michigan Surgery & Endoscopy Center)	MI
McLaren Real Estate Partners, Limited Partnership	MI
MCSH Real Estate Investors, Ltd.	TX
Medcenter Management Services, Inc.	DE
Memorial Ambulatory Surgery Center, LLC	VA
Memorial Hermann Specialty Hospital Kingwood, L.L.C.	TX
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Pearland, LLP	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center — The Woodlands, LLP	TX
Memorial Hermann Surgery Center Westside, LLP	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Memorial Hermann/USP Surgery Centers IV, LLP	TX
Metro Surgery Center, L.P.	DE
Metroplex Surgicare Partners, Ltd.	TX
MH/USP Kingwood, LLC	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P. (doing business as Mid Rivers Surgery Center)	MO
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLP (doing business as Mary Shiels Hospital)	TX
New Horizons Surgery Center, LLC	OH
New Mexico Orthopaedic Surgery Center Limited Partnership	GA
North Central Surgical Center, L.L.P.	TX
North Garland Surgery Center, L.L.P.	TX
North Shore Same Day Surgery, L.L.C.	IL
NKCH/USP Surgery Centers, LLC	MO
NKCH/USP Surgery Centers II, L.L.C.	MO
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
Northeast Ohio Surgery Center, LLC	OH
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northridge Surgery Center, L.P.	TN
Northwest Georgia Orthopaedic Surgery Center, LLC (doing business as Northwest Georgia Surgery Center)	GA
Northwest Surgery Center, Ltd.	TX
Northwest Surgery Center, LLP	TX
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Olive Ambulatory Surgery Center, L.P. (doing business as Olive Surgery Center)	MO
Opthalmology Anesthesia Services, LLC	FL
Orlando Opthalmology Real Estate Investors, LLC	FL
Orlando Opthalmology Surgery Center, LLC	FL
Ortho Excel, Inc.	DE
OrthoLink ASC Corporation	TN

SUBSIDIARIES

OrthoLink Baptist ASC, LLC	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLInk/New Mexico ASC, Inc.	GA
OrthoLink/TN ASC, Inc.	TN
Orthopedic and Surgical Specialty Company, LLC (doing business as Arizona Orthpedic Surgical Hospital)	AZ
Orthopedic South Surgical Partners, LLC (doing business as Orthopedic South Surgical Center)	GA
Pacific Endo-Surgical Center, L.P.	CA
Park Cities Surgery Center, L.P.	TX
Park Cities/Trophy Club GP, LLC	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Pasadena Holdings, LLC	NV
Pearland Ambulatory Surgery Center, Ltd.	TN
Pendragon Development, LLC	IL
Physicians Data Professionals, Inc.	TX
Physicians Pavilion, L.P. (doing business as Physicians Pavilion Surgery Center)	DE
Physician’s Surgery Center of Knoxville, LLC	TN
Physicians Surgical Center of Ft. Worth, LLP (doing business as (1) Physicians Surgical Center of Ft. Worth and (2) Physicians Surgical Center of Ft. Worth II)	TX
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P. (doing business as Reading Surgery Center)	PA
Redmond Surgery Center, LLC	TN
Resurgens Surgery Center, LLC	GA
Richmond ASC Leasing Company, LLC	VA
River North Same Day Surgery, L.L.C.	IL
Riverside Ambulatory Surgery Center, L.P.	MO
Rockwall Ambulatory Surgery Center, L.L.P. (doing business as Rockwall Surgery Center)	TX
Rockwall/Heath Surgery Center, L.L.P. (doing business as Baylor Surgicare at Heath)	TX
Roseville Surgery Center, L.P.	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P. (doing business as Saint Thomas Surgicare)	TN
Saint Thomas/USP — Baptist Plaza, L.L.C.	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Same Day Surgery, LLC	IL
Same Day Management, L.L.C.	IL
San Antonio Endoscopy, L.P. (doing business as San Antonio Endoscopy Center)	TX
San Fernando Valley Surgery Center, L.P. (doing business as Providence Holy Cross Surgery Center at Mission Hills)	CA
San Gabriel Ambulatory Surgery Center, L.P.	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC (doing business as Durango Outpatient Surgery Center)	NV
Sand Lake Surgery Center, L.P.	DE
Santa Clarita Surgery Center, L.P.	CA
Scripps Encinitas Surgery Center, LLC	CA
Scripps/USP Surgery Centers, L.L.C.	CA
Shrewsbury Surgery Center, LLC	NJ
Shore Outpatient Surgicenter, L.L.C.	GA
Shoreline Real Estate Partnership, LLP	TX
Shoreline Surgery Center, LLP (doing business as CHRISTUS Spohn — Surgicare of Corpus Christi)	TX
Southwest Ambulatory Surgery Center, L.L.C. (doing business as Southwest Orthopedic Ambulatory Surgery Center)	OK
Specialists Surgery Center, L.L.C.	OK
Specialty Surgicenters, Inc.	GA
SSI Holdings, Inc.	GA
SSM St. Clare Surgical Center, L.L.C.	MO
St. Agnes/USP Joint Venture, LLC	MD
St. John’s Outpatient Surgery Center, LP	CA
St. Joseph’s Outpatient Surgery Center, LLC	AZ
St. Mary’s Ambulatory Surgery Center, LLC	VA
St. Mary’s Surgical Center, LLC	MO
St. Mary’s/USP Surgery Centers, LLC	MO
St. Vincent Health/USP, LLC	IN
Sugar Land Surgical Hospital, LLP	TX
Summit Radiology, LLC	IL
Sunset Hills Ambulatory Surgery Center, L.P. (doing business as Sunset Hills Surgery Center)	MO
Suburban Endoscopy Services, LLC	TN
Surgery Center of Canfield, LLC	OH
Surgery Center of Columbia, L.P.	MO
Surgery Center of Gilbert, LLC	AZ
Surgery Center of Peoria, LLC	AZ
Surgery Center of Scottsdale, LLC	AZ
Surgery Center of Tempe, LLC (doing business as Physicians Surgery Center of Tempe)	OK
Surgery Centers Holdings Company, L.L.C.	OK
Surgery Centers of America II, LLC	OK
Surgicoe of Texas, Inc.	TX
Surginet, Inc.	TN
Surginet of Rivergate, Inc.	TN
Surgis, Inc.	DE
Surgis Management Services, Inc.	TN
Surgis of Chico, Inc.	CA
Surgis of Pearland, Inc.	TN

SUBSIDIARIES

Surgis of Phoenix, Inc.	TN
Surgis of Redding, Inc.	TN
Surgis of Rivergate, Inc.	TN
Surgis of Sand Lake, Inc.	TN
Surgis of Sonama, Inc.	TN
Surgis of Victoria, Inc.	TN
Surgis of Willowbrook, Inc.	TN
Tamarac Surgery Center LLC (doing business as Surgery Center of Ft. Lauderdale)	FL
Templeton Surgery Center, LLC	TN
Terre Haute Surgical Center, LLC (doing business as St. Vincent Surgery Center of Terre Haute)	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P. (doing business as Texan Surgery Center)	TX
Texas Health Venture Arlington L.P.	TX
Texas Health Venture Arlington Hospital, LLC	TX
Texas Health Venture Bellaire, L.P.	TX
Texas Health Venture Denton L.P.	TX
Texas Health Venture DSP L.P.	TX
Texas Health Venture Fort Worth, L.L.C.	TX
Texas Health Venture Frisco, L.P.	TX
Texas Health Venture Garland, L.P.	TX
Texas Health Venture Grapevine L.P.	TX
Texas Health Venture Huguley, L.P.	TX
Texas Health Venture Irving-Coppell, L.P.	TX
Texas Health Venture North Garland, L.P.	TX
Texas Health Venture Park Cities, L.P.	TX
Texas Health Venture Park Cities/Trophy Club, LP	TX
Texas Health Venture Plano, LLC	TX
Texas Health Venture Rockwall, L.P.	TX
Texas Health Venture Rockwall 2, L.P.	TX
Texas Health Ventures Group L.L.C.	TX
Texas Health Ventures Group Holdings, LLC	NV
The Ambulatory Surgical Center of St. Louis, L.P.	MO
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Surgery Center, an Ohio limited partnership	OH
The Surgery Center at Tri-City Orthopaedic Clinic, LLC	WA
The Surgery Center Pearl, L.L.C.	OH
THVG Arlington GP, LLC	DE
THVG Bedford GP, LLC	DE
THVG Bedford, L.P.	TX
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DeSoto, L.P.	TX
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Fort Worth, L.P.	TX
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Huguley GP, LLC	DE
THVG Irving-Coppell GP, LLC	DE
THVG Lewisville GP, LLC	DE
THVG Lewisville, L.P.	TX
THVG North Garland GP, LLC	DE
THVG Park Cities GP, LLC	TX
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Rockwall 2 GP, LLC	TX
THVG Valley View GP, LLC	DE
THVG Valley View L.P.	TX
THVG/HeatlhFirst, LLC	TX
THVG/HealthFirst Holdings, LLC	NV
TMC Holding Company, LLC	TX
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd.	TX
Trophy Club Medical Center, L.P. (dba Baylor Medical Center at Trophy Club)	TX
Tulsa Outpatient Surgery Center, LLC	OK
United Surgery Center — Southeast, Ltd.	TX
University Surgical Partners of Dallas, L.L.P.	TX
United Surgical of Atlanta, Inc.	GA
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd.	FL
USP Alexandria, Inc.	LA
USP Assurance Company	VT
USP Austin, Inc.	TX
USP Austintown, Inc.	OH
USP Baton Rouge, Inc.	LA
USP Baltimore, Inc.	MD
USP Bridgeton, Inc.	MO
USP Cedar Park, Inc.	TX
USP Central New Jersey, Inc.	NJ
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cleveland, Inc.	OH

SUBSIDIARIES

USP Coast, Inc.	CA
USP Columbia, Inc.	MO
USP Corpus Christi, Inc.	TX
USP Cottonwood, Inc.	AZ
USP Creve Coeur, Inc.	MO
USP Decatur, Inc.	TN
USP Des Peres, Inc.	MO
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Fenton, Inc.	MO
USP Florissant, Inc.	MO
USP Fredericksburg, Inc.	VA
USP Frontenac, Inc.	MO
USP Glendale, Inc.	CA
USP Harbour View, Inc.	VA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Kansas City, Inc.	MO
USP Knoxville, Inc.	TN
USP Las Cruses, Inc.	NM
USP Long Island, Inc.	DE
USP Lyndhurst, Inc.	OH
USP Mason Ridge, Inc.	MO
USP Michigan, Inc.	MI
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Nevada, Inc.	NV
USP Nevada Holdings, LLC	NV
USP Newport News, Inc.	VA
USP New Jersey, Inc.	NJ
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Oxnard, Inc.	CA
USP Phoenix, Inc.	AZ
USP Portland, Inc.	OR
USP Reading, Inc.	PA
USP Richmond, Inc.	VA
USP Richmond II, Inc.	VA
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP San Gabriel, Inc.	CA
USP Sarasota, Inc.	FL
USP Securities Corporation	TN
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas, L.P.	TX
USP Texas Air, L.L.C.	TX
USP Torrance, Inc.	CA
USP Turnersville, Inc.	NJ
USP Virginia Beach, Inc.	VA
USP Webster Groves, Inc.	MO
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPE Holdings Limited	UK
USPI San Diego, Inc.	CA
Utica ASC Partners, LLC (doing business as Utica Surgery Cetner)	MI
Valley View Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Valley View)	TX
Veroscan, Inc.	DE
Victoria Ambulatory Surgery Center, LP (doing business as The Surgery Center)	DE
Warner Park Surgery Center, LP	AZ
Webster Ambulatory Surgery Center, L.P. (doing business as Webster Surgery Center)	MO
West Houston Ambulatory Surgical Associates, L.P.	TX
WHASA, LC	TX
Willowbrook Ambulatory Surgery Center, L.P.	TN